UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 30, 2007

Impac Secured Assets Trust 2007-3
(Exact name of issuing entity as specified in its charter)

Impac Secured Assets Corp.
(Exact name of depositor as specified in its charter)

Impac Funding Corporation
(Exact name of sponsor as specified in its charter)

CALIFORNIA	333-139462-02	33-0715871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19500 Jamboree Road Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code, is (949) 475-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are amending this Form 8-K to replace the version of the Pooling and Servicing Agreement which was inadvertently filed with the Securities and Exchange Commission as an exhibit to the Form 8-K filed on May 25, 2007.

2

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibit is being filed as part of this report on Form 8-K/A:

4.1
Pooling and Servicing Agreement, dated as of April 1, 2007 among Impac Secured Assets Corp., as depositor, Impac Funding Corporation, as master servicer and Deutsche Bank National Trust Company, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

IMPAC SECURED ASSETS CORP.

By:	/s/ Ron Morrison
Name:	Ron Morrison
Title:	EVP

Dated: April 29, 2010